GOLDMAN SACHS TRUST

Class P Shares

of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated June 18, 2020 to the

Prospectus and Summary Prospectus each dated July 29, 2019, as supplemented to date

Effective at the close of business on June 30, 2020 (the “Effective Date”), Dividend Assets Capital, LLC (“DAC”) will no longer serve as sub-adviser to the Fund and will no longer manage the Fund’s investments in master limited partnerships (“MLPs”) and energy infrastructure companies (the “MLP & Energy Infrastructure Sleeve”). Beginning at the close of Business on the Effective Date, Goldman Sachs Asset Management, L.P.’s (“GSAM”) Energy & Infrastructure Team (“E&I Team”) will manage the MLP & Energy Infrastructure Sleeve.

In addition, effective at the close of business on the Effective Date, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.67% as an annual percentage of the Fund’s average daily net assets. This fee waiver arrangement shall remain in effect through at least June 30, 2021, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Fund’s Board of Trustees.

Accordingly, at of the close of business on the Effective Date, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Rising Dividend Growth Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and the “Fees and Expenses of the Fund” section of the Summary Prospectus:

	Class P
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.12%
Service Fees	Non	e
All Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver and Expense Limitation[2]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.71%

[1]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee of 0.67% as an annual percentage of daily net assets and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.034% of the Fund’s average daily net assets. These arrangements will remain in effect through at least June 30, 2021, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Rising Dividend Growth Fund—Summary—Expense Example” section of the Prospectus and the “Expense Example” section of the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class P Shares	$73	$262	$466	$1,058

The following replaces in its entirety the “Goldman Sachs Rising Dividend Growth Fund—Summary—Principal Strategy—MLP, Energy and Infrastructure Investments” section in the Prospectus and the “Principal Strategy—MLP, Energy and Infrastructure Investments” section in the Summary Prospectus:

MLP & Energy Infrastructure Investments

The Investment Adviser’s Energy & Infrastructure (“E&I”) team manages the Fund’s investments in master limited partnerships (“MLPs”) and energy infrastructure companies (the “MLP & Energy Infrastructure Sleeve”). The Fund may invest in MLPs and energy infrastructure companies irrespective of the 10/10 Test. The MLP & Energy Infrastructure Sleeve will generally consist of 15% of the Fund’s Net Assets but will not exceed 20% of Net Assets measured at the time of purchase.

The MLP & Energy Infrastructure Sleeve will generally invest in traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).

The Fund’s benchmark is the S&P 500® Index.

The following replaces in its entirety the “Portfolio Manager” subsection of the “Goldman Sachs Rising Dividend Growth Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Goldman Sachs Global Portfolio Solutions Group: Christopher Lvoff, CFA, Managing Director, has managed the Fund since 2019.

GSAM Quantitative Investment Strategies Team (10/10 Sleeve Portfolio Managers): Monali Vora, CFA, Managing Director, has managed the Fund since 2018; Aron Kershner, Managing Director, has managed the Fund since 2018.

GSAM Energy & Infrastructure Team (MLP & Energy Infrastructure Sleeve Portfolio Manager): Kyri Loupis, Managing Director, has managed the Fund since 2020.

The following replaces the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Rising Dividend Growth Fund—MLP, Energy and Infrastructure Investments” section of the Prospectus:

The Investment Adviser’s Energy & Infrastructure (“E&I”) team manages the Fund’s investments in master limited partnerships (“MLPs”) and energy infrastructure companies (the “MLP & Energy Infrastructure Sleeve”). The Fund may invest in MLPs and energy infrastructure companies irrespective of the 10/10 Test. The MLP & Energy Infrastructure Sleeve will generally consist of 15% of the Fund’s Net Assets but will not exceed 20% of Net Assets measured at the time of purchase.

The MLP & Energy Infrastructure Sleeve will generally invest in traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).

The following replaces in its entirety the second paragraph of the “Investment Management Approach—Principal Investment Strategies—Each Fund” section of the Prospectus:

Each Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating from another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Rising Dividend Growth Fund Fund’s Investment Philosophy—DAC’s MLP, Energy and Infrastructure Investment Philosophy” section of the Prospectus:

The E&I Team’s MLP & Energy Infrastructure Investment Philosophy:

In managing the Fund’s MLP & Energy Infrastructure Sleeve, GSAM generally seeks to invest in companies that:

⬛	Are committed to distributing cash flow to shareholders/unitholders

⬛	Are high quality companies with sustainable business and financial models

⬛	Demonstrate an ability to manage their business and thrive through various economic and commodity cycles

Under normal conditions, GSAM selects stocks for the Fund by seeking companies with strong cash flow per share and earnings per share growth potential, and generally places special emphasis on those companies that it believes demonstrate:

⬛	High dividend or distribution coverage

⬛	Strong balance sheet and liquidity

⬛	Cash flow resiliency through various commodity cycles given diversified/critical asset ownership, customer quality and contractual protections

⬛	Effective management that operates within a strong corporate governance framework

The following replaces in its entirety the second and third paragraphs in the “Service Providers—Investment Adviser” section of the Prospectus:

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs

(subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The “Service Providers—Sub-Adviser—Rising Dividend Growth Fund” section of the Prospectus is deleted in its entirety.

The following replaces in its entirety the second and third paragraphs under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee of 0.67% as an annual percentage of the Rising Dividend Growth Fund’s average daily net assets through at least June 30, 2021, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

In addition to the management fee waiver described above, the Investment Adviser may waive a portion of its advisory fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

The following replaces in its entirety the “Service Providers—Fund Managers—Rising Dividend Growth Fund” section of the Prospectus:

GSAM Quantitative Investment Strategies Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Monali Vora, CFA Managing Director	Portfolio Manager—Rising Dividend Growth	Since 2018	Ms. Vora is a member of the Customized Beta Strategies team. Prior to working in the Customized Beta Strategies team, she spent six years as a member of the QIS Equity Portfolio team. Ms. Vora joined the Investment Adviser in 2000.
Aron Kershner Managing Director	Portfolio Manager—Rising Dividend Growth	Since 2018	Mr. Kershner is a Portfolio Manager on the Quantitative Investment Strategies (QIS) team and joined the Investment Adviser in 2005.

GSAM Energy & Infrastructure Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Kyri Loupis Managing Director	Portfolio Manager—Rising Dividend Growth	Since 2020	Mr. Loupis joined the Investment Adviser in 2009 and is a portfolio manager and head of the Energy & Infrastructure Team.

Goldman Sachs Global Portfolio Solutions (“GPS”) Group

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Christopher Lvoff, CFA Managing Director	Portfolio Manager—Rising Dividend Growth (Asset Allocation)	Since 2019	Mr. Lvoff is a portfolio manager within the GPS Group in GSAM. He joined the Investment Adviser in 2007.

The “Service Providers—Fund Managers—Sub-Advisor Portfolio Management Team” section of the Prospectus is deleted in its entirety.

The following replaces in its entirety the third to last paragraph under the “Additional Information on Portfolio Risks, Securities and Techniques—A. General Portfolio Risks” section of the Prospectus:

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.

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